SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549


                                    FORM 8-K


              CURRENT REPORT PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


Date of report (Date of earliest event reported)        October 18, 2006
                                                 ------------------------------


                          Community Capital Corporation
            --------------------------------------------------------
             (Exact Name of Registrant as Specified in Its Charter)


                                 South Carolina
                                 --------------
                 (State or Other Jurisdiction of Incorporation)



                0-18460                              57-0866395
                -------                              ----------
        (Commission File Number)           (I.R.S. Employer Identification)



               1402-C Highway 72, Greenwood, South Carolina 29649
              -----------------------------------------------------
          (Address, Including Zip Code of Principal Executive Offices)



                                 (864) 941-8200
                                 --------------
              (Registrant's Telephone Number, Including Area Code)


                                       N/A
                                 --------------
          (Former Name or Former Address, if Changed Since Last Report)

Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

         On October 18, 2006, the Board of Directors of Community Capital Corporation adopted the First Amendment to the Amended and Restated Bylaws to provide that Directors Emeritus are not required be given notice of the meetings of the Board of Directors, are not entitled to participate, and are not entitled to information generally made available to Directors. The First Amendment to the Amended and Restated Bylaws is included herewith as an Exhibit.


Item 7.01 Regulation FD Disclosure/Results of Operations and Financial Condition (Provided Pursuant to Item 2.02).

         On October 18, 2006, Community Capital Corporation issued a press release announcing financial results for the quarter and nine months ending September 30, 2006. The press release is attached as Exhibit 99.1 to this Form 8-K. This information is provided under Item 2.02 of Form 8-K. The information in this Form 8-K and the Exhibit attached hereto shall not be deemed "filed" for purposes of Section 18 of the Securities Act of 1934, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, except as shall be expressly set forth by specific reference in such filing.


Item 9.01     Financial Statements and Exhibits.


       (a) - (b)      Not applicable.

       (c)  Exhibits.

       Exhibit 3.4 First Amendment to the Amended and Restated Bylaws of Community Capital Corporation.

       Exhibit 99.1   Press Release dated October 18, 2006.



                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                            COMMUNITY CAPITAL CORPORATION


Date: October 18, 2006      By:     /S/ R. WESLEY BREWER
                               -----------------------------------------
                            R. Wesley Brewer
                            Chief Financial Officer, Executive Vice President,
                            and Secretary

                                  Exhibit Index

Exhibit
3.4 First Amendment to the Amended and Restated Bylaws of Community Capital Corporation.


99.1       Press Release dated October 18, 2006.